UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 4, 2013

CENTAUR GUERNSEY L.P. INC.
(Exact name of registrant as specified in its charter)

Guernsey	001-09913	98-1022387
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12930 West Interstate 10, San Antonio, Texas 78249
(Address of principal executive offices)

Registrant's telephone number, including area code: (210) 524-9000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Company has provided notice that it is postponing its third quarter and first nine months of 2013 earnings release and conference call, previously scheduled for 11:00 a.m. EST on November 5, 2013, due to unforeseen scheduling conflicts of senior management. A copy of the press release is being furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release, dated November 4, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTAUR GUERNSEY L.P. INC. (REGISTRANT)

Date: November 4, 2013	By:	/s/ Brian Busenlehner
	Name:	Brian Busenlehner
	Title:	Authorized Signatory

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated November 4, 2013